UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 20, 2021

CrowdStrike Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38933	45-3788918
(Commission File Number)	(I.R.S. Employer Identification No.)

150 Mathilda Place, Suite 300, Sunnyvale, California 94086

(Address of Principal Executive Offices) (Zip Code)

(888) 512-8906

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0005	CRWD	The Nasdaq Stock Market LLC (Nasdaq Global Stock Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Issuance of 3.000% Senior Notes due 2029

On January 20, 2021, CrowdStrike Holdings, Inc. (the “Company”) issued and sold $750,000,000 aggregate principal amount of its 3.000% Senior Notes due 2029 (the “Notes”), pursuant to an underwriting agreement dated January 12, 2021 (the “Underwriting Agreement”) among the Company, CrowdStrike, Inc., (the “Guarantor”) and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto. The Notes are guaranteed by the Guarantor (the “Guarantee” and, together with the Notes, the “Securities”). The Notes will also be guaranteed by each of the Company’s existing and future domestic subsidiaries that becomes a borrower or guarantor under the Amended and Restated Credit Agreement dated as of January 4, 2021, among the Guarantor, as borrower, the Company, as guarantor, and Silicon Valley Bank and the other lenders party thereto.

The Notes were issued pursuant to an indenture dated January 20, 2021 (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated January 20, 2021 (the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee.

The Securities were offered pursuant to the Company’s Registration Statement on Form S-3 (No. 333-252007) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on January 11, 2021, including the prospectus contained therein dated January 11, 2021, a preliminary prospectus supplement dated January 11, 2021 and a final prospectus supplement dated January 12, 2021.

The Notes will bear interest at the rate of 3.000% per annum and will mature on February 15, 2029. Interest on the Notes is payable in cash on February 15 and August 15 of each year, beginning on August 15, 2021.

The Company may at its election redeem all or a part of the Notes on or after February 15, 2024, on any one or more occasions, at the redemption prices set forth in the Indenture, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the applicable redemption date. In addition, at any time prior to February 15, 2024, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Notes outstanding under the Indenture with the net cash proceeds of one or more equity offerings at a redemption price equal to 103% of the principal amount of the Notes then outstanding, plus accrued and unpaid interest thereon, if any, to, but excluding the applicable redemption date. At any time prior to February 15, 2024, the Company may also redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon a change of control triggering event, as defined in the Indenture, the Company will be required, subject to certain exceptions, to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of repurchase, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Securities are the Company’s and the Guarantor’s unsecured general obligations and will rank senior in right of payment to any subordinated indebtedness that the Company or the Guarantor may incur in the future and equally in right of payment with all of the existing and future unsecured and unsubordinated indebtedness of the Company and the Guarantor.

The Indenture contains restrictive covenants relating to limitations on the Company’s and its subsidiaries’ ability to: (i) create liens on certain assets to secure debt; (ii) grant a subsidiary guarantee of certain debt without also providing a guarantee of the Notes; and (iii) consolidate or merge with or into, or sell or otherwise dispose of all or substantially all of the Company’s assets to, another person, subject, in each case, to certain exceptions.

The Indenture contains customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 30% in aggregate principal amount of the Notes then outstanding may declare the principal of such Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Company or its significant subsidiaries, the principal amount of such Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include, among other things, acquisitions, capital expenditures and working capital.

The above descriptions of the Indenture and the Securities are qualified in their entirety by reference to the Base Indenture and the Supplemental Indenture (including the forms of the Notes included therein). A copy of the Base Indenture, the Supplemental Indenture and the form of the Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Securities is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01	Other Events

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement, dated January 12, 2021, among CrowdStrike Holdings, Inc., CrowdStrike, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule 1 thereto

4.1*	Indenture, dated as of January 20, 2021, between CrowdStrike Holdings, Inc. and U.S. Bank National Association, as trustee

4.2*	First Supplemental Indenture, dated as of January 20, 2021, between CrowdStrike Holdings, Inc. and U.S. Bank National Association, as trustee

4.3*	Form of 3.000% Senior Notes due 2029 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWDSTRIKE HOLDINGS, INC.

By:	/s/ Burt W. Podbere
Name:	Burt W. Podbere
Title:	Chief Financial Officer

Date: January 20, 2021